Exhibit 10.1

AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of June 19, 2014, is made among OneBeacon Insurance Group LLC (“Seller”), Trebuchet US Holdings, Inc. (“Purchaser”), OneBeacon Insurance Group, Ltd. (“Seller Parent”) and Armour Group Holdings Limited (“Purchaser Parent”). Capitalized terms used but not defined in this Amendment have the meanings set forth in the Agreement (as defined below).

W I T N E S S E T H :

WHEREAS, Seller, Purchaser, Seller Parent and Purchaser Parent are parties to that certain Stock Purchase Agreement dated as of October 17, 2012, as amended by amendments dated as of February 1, 2013 and as of October 25, 2013 and as otherwise modified or amended prior to the date hereof (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement, as set forth in this Amendment, among other things, in order to (i) modify the parties’ obligations with respect to the contribution of Additional Required Capital and replace the forms of Surplus Notes, (ii) extend the Termination Date and (iii) replace the forms of Retained Business Reinsurance Agreement and Run-Off Business Reinsurance Agreement.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendment to Section 5.19 Re: Contribution of Additional Required Capital. Section 5.19 of the Agreement is hereby amended, by deleting such Section in its entirety and replacing it with the following:

“Section 5.19    Additional Required Capital. In the event that the Pennsylvania Department requires that capital contributions be made into OneBeacon Insurance (either by virtue of a requirement to increase reserves or a requirement to increase surplus, or both), such that the aggregate amount of Cash Equivalents and Investment Assets of OneBeacon Insurance, on a consolidated basis with its Subsidiaries, after giving effect to such capital contributions, shall exceed, as of the Closing, the aggregate amount of Cash Equivalents and Investment Assets of OneBeacon Insurance, on a consolidated basis with its Subsidiaries, contemplated by the Estimated Closing Date Balance Sheet (such excess amount referred to herein as the “Required Additional Capital Amount”), then the provisions of this Section 5.19 shall apply. Seller shall contribute to OneBeacon Insurance (i) an amount of Cash Equivalents (the “Seller Pari Passu Amount”) equal to the lesser of (x) fifty percent (50%) of the Required Additional Capital Amount or (y) the Pre-Closing Seller Contribution; and (ii) if the Required Additional Capital Amount exceeds two times the Seller Pari Passu Amount, an amount of Cash Equivalents of such excess, up to a maximum of $36.65 million (the “Seller Priority Amount”). In consideration of each amount, if any, contributed by Seller pursuant to this Section 5.19, OneBeacon Insurance will issue a surplus note to Seller, which surplus note(s) shall be substantially in the applicable form attached hereto as Exhibit 8 (each, a “Surplus Note”). The Surplus Note, if any, issued in

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consideration of the Seller Pari Passu Amount (the “Seller Pari Passu Note”), will be subordinated to the Surplus Note, if any, issued in consideration of the Seller Priority Amount (the “Seller Priority Note”).”

2.    Amendment to Section 8.1(d) Re: Extended Termination Date. Section 8.1(d) of the Agreement is hereby amended, by deleting “July 31, 2014” therein and replacing such date with “December 31, 2014.”

3.    Amendment to Exhibit 8. The forms of Surplus Notes attached to the Agreement as Exhibit 8 thereto are hereby deleted in their entirety and replaced with the forms of Surplus Notes attached as Exhibit A to this Amendment.

4.    Amendment to Exhibits 3 and 6. The forms of Retained Business Reinsurance Agreement and Run-Off Business Reinsurance Agreement attached respectively to the Agreement as Exhibits 3 and 6 thereto are hereby deleted in their entirety and replaced with the forms of Retained Business Reinsurance Agreement and Run-Off Business Reinsurance Agreement attached as Exhibit B to this Amendment.

5.    Misreferences to Run-Off Business Reinsurance Agreement. The reference to “Run-Off Reinsurance Agreement” in the list of Exhibits to the Agreement and the cover page of Exhibit 6 to the Agreement is hereby deleted and replaced with “Run-Off Business Reinsurance Agreement.”

6.    Surplus Relief from Reinsurance. Subject to any required approval of applicable Governmental Authorities, Purchaser may elect to cause OneBeacon Insurance to prepay all or any portion of the Surplus Notes in accordance with the terms thereof in connection with OneBeacon Insurance entering into one or more reinsurance agreements to provide surplus relief to replace some or all of surplus represented by the Surplus Notes.

7.    Ratification. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

8.    Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to constitute an original, but all of which shall constitute one and the same agreement, and may be delivered by facsimile or other electronic means intended to preserve the original graphic or pictorial appearance of a document.

9.    Governing Law. This Amendment and its enforcement will be governed by, and interpreted in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state without regard to the conflicts of law provisions thereof.

10.    Submission to Jurisdiction. Each party to this Amendment hereby submits to the exclusive jurisdiction of (a) the United States District Court for the Southern District of New York sitting in the Borough of Manhattan or (b) if such court does not have jurisdiction, any state court located in the Borough of Manhattan, including in the case of subclauses (a) and (b) above,

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any appellate courts therefrom (the “New York Courts”) for any dispute arising out of or relating to this Amendment or the breach, termination or validity hereof or any transactions contemplated by this Amendment. Each party to this Amendment hereby irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such proceedings brought in such court. Each of the parties hereto irrevocably and unconditionally waives and agrees not to plead or claim in any such court (i) that it is not personally subject to the jurisdiction of the New York Courts for any reason other than the failure to serve process in accordance with applicable Law, (ii) that it or its property is exempt or immune from jurisdiction of the New York Courts or from any legal process commenced in the New York Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by applicable Law that (A) the suit, action or proceeding in the New York Courts is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper and (C) this Amendment, or the subject matter hereof, may not be enforced in or by the New York Courts.

11.    WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AMENDMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE BREACH, TERMINATION OR VALIDITY HEREOF OR ANY TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NEITHER THE OTHER PARTY HERETO NOR ITS REPRESENTATIVES, AGENTS OR ATTORNEYS HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 11. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AMENDMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

ONEBEACON INSURANCE GROUP LLC

By:	/s/ Paul H. McDonough

Name:	Paul H. McDonough

Title:	Senior Vice President and Chief Financial Officer

Trebuchet US Holdings, Inc.

By:	/s/ Pauline Richards

Name:	Pauline Richards

Title:	Treasurer/Secretary

ONEBEACON INSURANCE GROUP LLC

By:	/s/ Paul H. McDonough

Name:	Paul H. McDonough

Title:	Senior Vice President and Chief Financial Officer

ARMOUR GROUP HOLDINGS LIMITED

By:	/s/ Pauline Richards

Name:	Pauline Richards

Title:	Chief Operating Officer

[Signature page to Amendment No. 3 to SPA]

Exhibit A

Forms of Surplus Notes

[Please see attached]

Exhibit A – Part 1
EXHIBIT 8 – PART 1
FORM OF SELLER PRIORITY NOTE

No.	$
ONEBEACON INSURANCE COMPANY

Surplus Note [due [●]]1
ONEBEACON INSURANCE COMPANY, a property and casualty insurance company organized under the laws of the Commonwealth of Pennsylvania (“OneBeacon”), for value received, hereby promises to pay, subject to the Payment Restrictions (as defined below), to [●] or its registered assigns, the principal sum of $[●], [on [●]], and to pay interest thereon, subject to the Payment Restrictions (as defined below), from [●] or from the most recent Scheduled Interest Payment Date (as defined below) for which interest has been paid or duly provided for, semi-annually in arrears on March 15 and August 31 in each year and on the date on which this Note matures, commencing [●] (each, a “Scheduled Interest Payment Date”), at the applicable Stated Rate, until the principal hereof is paid or duly provided for. The payment by OneBeacon of principal and interest on this Note shall be conditioned upon the payment restrictions set forth in paragraph 2 of this Note (the “Payment Restrictions”). Interest on this Note shall be calculated on the basis of a 360-day year of twelve months of 30 days each.
1.    Payment. Payments of principal of this Note shall be made only against surrender of this Note; provided, that in the case of payment of only a portion of principal, OneBeacon shall execute a new Note in principal amount equal to and in exchange for the remaining portion of the principal of the Note so surrendered. Payments of interest on this Note will be made, in accordance with the foregoing and subject to applicable laws and regulations, (i) by wire transfer of immediately available funds to an account maintained by the person entitled thereto with a bank if such registered holder gives notice to OneBeacon, not less than 15 days (or such fewer days as OneBeacon may accept at its discretion) prior to the applicable scheduled payment date or maturity date hereof, of the payee’s account to which payment is to be made or, (ii) if no such notice is given, by mailing a check on or before the scheduled payment date of such payment to the person entitled thereto at such person’s address as provided to OneBeacon. Unless the designation of the payee’s account to which payment is to be made is revoked, any such designation made by such holder with respect to this Note of the payee’s account to which payment is to be made shall remain in effect with respect to any future payments with respect to this Note payable to such holder. In any case where the scheduled payment date or maturity date of this Note shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal or
_______________________________________________________________________________

1 Note to Draft: Scheduled maturity date to be 5 years following closing.

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interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close (a “Business Day”), with the same force and effect as if made on the scheduled payment date or maturity date thereof, and no interest shall accrue on the amount of such payment for the period after such date, if such payment is so made.
The “Stated Rate” shall be equal to:
(i)    for each Scheduled Interest Payment Date occurring on or prior to [March 15][August 31], [●]2, a per annum rate equal to [●]%3;
(ii)    for each Scheduled Interest Payment Date occurring after [March 15][August 31], [●]4 but on or prior to [March 15][August 31], [●]5, a per annum rate equal to the sum of (A) (i) [●]%6, less (ii) [●]%7, plus (iii) 1.0% (such amount, the “Base Rate”), plus (B) Three-Month LIBOR; and
(iii)    for each Scheduled Interest Payment Date occurring after [March 15][August 31], [●]8, a per annum rate equal to the sum of (A) the Base Rate, plus (B) (i) 0.50%, multiplied by (ii) the number of consecutive five-year periods (including any partial five-year period) occurring from [March 15][August 31], [●]9 to and including such Scheduled Interest Payment Date, plus (C) Three-Month LIBOR.
“Three-Month LIBOR” shall be equal to three-month LIBOR as reported
_______________________________________________________________________________

2 Note to Draft: First Scheduled Interest Payment Date occurring after the fifth anniversary of the Closing.
3 Note to Draft: Equal to (x) 4.35% plus (y) the 5-year U.S. treasury rate as reported in the Eastern Edition of the Wall Street Journal two Business Days prior to the Closing.
4 Note to Draft: See footnote 2.
5 Note to Draft: First Scheduled Interest Payment Date occurring after the tenth anniversary of the Closing.
6 Note to Draft: Rate set forth in clause (i).
7 Note to Draft: Equal to the 5-year swap rate as reported in [the Eastern Edition of the Wall Street Journal two Business Days prior to the Closing].
8 Note to Draft: See footnote 5.
9 Note to Draft: See footnote 5.

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in the Eastern Edition of the Wall Street Journal two Business Days prior to the applicable Scheduled Interest Payment Date.
2.    Payment Restrictions. Notwithstanding anything to the contrary set forth herein, any repayment of principal of or payment of interest on the Notes may be made only with the prior approval of the Insurance Commissioner of the Commonwealth of Pennsylvania (the “Commissioner”). If the Commissioner does not approve the making of any payment or prepayment of principal of or interest on this Note on the scheduled payment date, prepayment date or maturity date thereof, as specified herein, the scheduled payment date, prepayment date or maturity date, as the case may be, shall be extended and such payment, together with interest accrued with respect thereto as contemplated by the following two sentences, shall be made by OneBeacon on the next following Business Day on which OneBeacon shall have the approval of the Commissioner to make such payment together with such interest. Unless approved by the Commissioner, any repayment of interest will only be made out of unassigned surplus. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the Stated Rate. No interest will accrue on any interest with respect to which the scheduled payment date has been extended, during the period of such extension.
3.    Optional Redemption; Prepayment. Subject to the prior approval of the Commissioner and the satisfaction of the other Payment Restrictions, OneBeacon may redeem the Notes in whole or in part at any time or from time to time at a redemption price equal to 100% of the aggregate principal amount plus any accrued and unpaid interest (calculated pursuant to the terms of the Notes) to be redeemed. In addition, subject to the prior approval of the Commissioner and the satisfaction of the other Payment Restrictions, OneBeacon shall redeem this Note in whole or in part on March 15 of each year in an amount, if any, such that, following such prepayment, OneBeacon’s “total adjusted capital” (as such term is defined in, and calculated pursuant to, the risk-based capital instructions permitted or prescribed by the insurance laws of the Commonwealth of Pennsylvania) is equal to the product of 2.0 (or such other factor established by the Commissioner) and OneBeacon’s “authorized control level RBC” (as such term is defined in, and calculated pursuant to, the risk-based capital instructions permitted or prescribed by the insurance laws of the Commonwealth of Pennsylvania).
4.    Subordination. The principal of and interest on this Note shall not be a liability or claim against OneBeacon, or any of its assets, except as provided in Section 322.2 of The Insurance Company Law of 1921, as amended, of the Commonwealth of Pennsylvania (the “Insurance Law”). This Note is subordinated to all other liabilities of OneBeacon, except for any surplus notes the terms of which expressly state that they are subordinated to this Note.
5.    Covenants. For so long as this Note remains outstanding or any amount remains unpaid on this Note:
(a)    OneBeacon shall use commercially reasonable efforts to obtain the approval of the Commissioner in accordance with Section 322.2 of the Insurance Law for

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the payment by OneBeacon of interest on and principal of this Note on the scheduled payment dates, prepayment date or maturity dates thereof, and, in the event any such approval has not been obtained for any such payment or prepayment at or prior to the scheduled payment date, prepayment date or maturity date, as the case may be, to continue to use best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the scheduled payment date, prepayment date or maturity date (excluding any such maturity date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of OneBeacon), OneBeacon will seek the approval of the Commissioner to make each payment or prepayment of interest on and principal of this Note. In addition, OneBeacon shall notify in writing the holder of this Note no later than five Business Days prior to the scheduled payment date for interest, date for the prepayment of principal or the maturity date for principal in the event that the Commissioner has not then approved the making of any such payment on such scheduled payment date, prepayment date or such maturity date, and thereafter, if such payment or prepayment has been approved by the Commissioner, shall promptly notify in writing the holder of this Note of such approval.
(b)    Until the full principal amount of this Note and any interest incurred thereon has been paid to the holder hereof, OneBeacon shall not, without the prior written consent of the holder of this Note:
(i)    make any dividend or distribution to holders of its equity interests or purchase or retire any of its equity interests;
(ii)    create, assume, incur or have outstanding any indebtedness (including purchase money indebtedness), or become liable, whether as endorser, guarantor, surety or otherwise, for any debt or obligation of any other person;
(iii)    cease operations, liquidate, merge, transfer, acquire or consolidate with any entity, or dissolve or transfer or sell assets outside of the ordinary course of business;
(iv)    amend its charter or bylaws in a manner that would adversely affect its corporate existence, material rights (charter and statutory) or material franchises; or
(v)    write, assume or acquire any new business (including through any reinsurance or under existing treaties) other than pursuant to the fronting requirements set forth in Section 5.23 of that certain Stock Purchase Agreement between OneBeacon Insurance Group LLC, Trebuchet US Holdings, Inc. and the other parties thereto, dated October 17, 2012, as amended from time to time.
6.    Remedies. A holder of this Note may enforce this Note only in the manner set forth below.
(a)    In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of OneBeacon, this Note will upon the obtaining of such order or the granting of such

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approval immediately mature in full without any action on the part of the holder of this Note, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Note, in no event shall any holder of this Note be entitled to declare this Note to immediately mature or otherwise be immediately payable.
(b)    In the event that the Commissioner approves a payment of any interest on or principal of, or any redemption payment with respect to, this Note, in whole or in part, and OneBeacon fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the holder of this Note. In the event that OneBeacon fails to perform any of its other obligations hereunder, the holder of this Note may pursue any available remedy to enforce the performance of any provision of this Note; provided, however, that such remedy shall in no event include the right to declare this Note immediately payable, and shall in no circumstances be inconsistent with the provisions of applicable law or the Payment Restrictions. A delay or omission by the holder of this Note in exercising any right or remedy accruing as a result of OneBeacon’s failure to perform its obligations hereunder and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by OneBeacon. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.
(c)    Notwithstanding any other provision of this Note, but subject to the laws and regulations of Pennsylvania, the right of any holder of this Note to receive payment of the principal of and interest on this Note on or after the respective scheduled payment date or maturity date, or to bring suit for the enforcement of any such payment on or after such respective scheduled payment date or maturity date, in each case subject to the Payment Restrictions, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.
7.    Entire Agreement; Amendments. This Note represents the entire agreement between the parties with respect to the subject matter hereof. No modification of this Note is effective and no other agreement may modify or supersede the terms of this Note, whether existing on the date of this Note or subsequently entered into, unless the modification or agreement is approved in writing by each of the Commissioner, OneBeacon and the holder of this Note.
8.    Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the conflicts of laws principles of such State.
9.    Severability. In case any provision in this Note, other than the Payment Restrictions, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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10.    Notices. All notices, requests, claims, demands or other communications under this Note shall be deemed to have been duly given and made if in writing and (a) at the time personally delivered if served by personal delivery upon the party for whom it is intended, (b) at the time received if delivered by registered or certified mail (postage prepaid, return receipt requested) or by a national courier service (delivery of which is confirmed), or (c) upon confirmation if sent by facsimile; in each case to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:
to [●]:
[OneBeacon Insurance Group LLC
601 Carlson Parkway
Minnetonka, MN 55305

Telephone:	(952) 852-6731 (952) 852-6024

Facsimile:	(888) 353-6247 (888) 862-8724

Attention:	Maureen A. Phillips Senior Vice President and General Counsel]

to the Company:
[Armour Group Holdings Limited
Bermuda Commercial Bank Building
3rd Floor, 19 Par-La-Ville Road
Hamilton HM 11
P.O. Box HM 66
Hamilton HM AX
Bermuda
Telephone: +1 (441) 292-9774
Attention: Pauline Richards]
11.    Assignment. This Note may be assigned by [●], in whole or in part, at any time, subject to all the terms and conditions of this Note and specifically paragraph 2. [●] and the Company shall provide the Commissioner with written notice at least thirty (30) days prior to the intended date of the assignment. This Note shall be canceled upon assignment, whether in whole or in part. Concurrently with such cancellation, the Company shall issue new surplus notes in the amount of the outstanding principal balance (a) if cancelled in whole, to the assignee, and (b) if cancelled in part, allocated to each of the assignor and the assignee to reflect such partial assignment, and such new surplus notes shall contain the same terms as contained in this Note, as approved by the Commissioner.
12.    No Third Party Beneficiaries. Nothing in this Note, expressed or implied, shall give or be construed to give any person, firm, corporation or other entity;

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other than the Company and [●] any legal or equitable right, remedy or claim under or in respect to this Note or under any covenant, condition or provision contained herein.
13.    Securities Act Compliance. [●], in consideration of the issuance hereof, represents and warrants that it has been furnished with information sufficient to make an informed decision to make the advance represented by this Note. [●], by acceptance of this Note, acknowledges that this Note has been acquired in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and that the Company is relying, to the extent applicable, upon such representations and warranties.
14.    Successors and Assigns. The covenants, stipulations, promises and agreements contained in this Note shall bind and inure to the benefit of, and shall be enforceable by the Company and [●], and their respective successors and assigns.

[Signature page follows]

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IN WITNESS WHEREOF, ONEBEACON INSURANCE COMPANY has caused this Note to be signed by its duly authorized officer and its corporate seal to be affixed hereto or imprinted hereon.

Dated:	ONEBEACON INSURANCE COMPANY By: _______________________________ Name: Title:

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Exhibit A – Part 2
EXHIBIT 8 – PART 2
FORM OF SELLER PARI PASSU NOTE

No.	$
ONEBEACON INSURANCE COMPANY

Surplus Note [due [●]]1
ONEBEACON INSURANCE COMPANY, a property and casualty insurance company organized under the laws of the Commonwealth of Pennsylvania (“OneBeacon”), for value received, hereby promises to pay, subject to the Payment Restrictions (as defined below), to [●] or its registered assigns, the principal sum of $[●], [on [●]], and to pay interest thereon, subject to the Payment Restrictions (as defined below), from [●] or from the most recent Scheduled Interest Payment Date (as defined below) for which interest has been paid or duly provided for, semi-annually in arrears on March 15 and August 31 in each year and on the date on which this Note matures, commencing [●] (each, a “Scheduled Interest Payment Date”), at the applicable Stated Rate, until the principal hereof is paid or duly provided for. The payment by OneBeacon of principal and interest on this Note shall be conditioned upon the payment restrictions set forth in paragraph 2 of this Note (the “Payment Restrictions”). Interest on this Note shall be calculated on the basis of a 360-day year of twelve months of 30 days each.
1.    Payment. Payments of principal of this Note shall be made only against surrender of this Note; provided, that in the case of payment of only a portion of principal, OneBeacon shall execute a new Note in principal amount equal to and in exchange for the remaining portion of the principal of the Note so surrendered. Payments of interest on this Note will be made, in accordance with the foregoing and subject to applicable laws and regulations, (i) by wire transfer of immediately available funds to an account maintained by the person entitled thereto with a bank if such registered holder gives notice to OneBeacon, not less than 15 days (or such fewer days as OneBeacon may accept at its discretion) prior to the applicable scheduled payment date or maturity date hereof, of the payee’s account to which payment is to be made or, (ii) if no such notice is given, by mailing a check on or before the scheduled payment date of such payment to the person entitled thereto at such person’s address as provided to OneBeacon. Unless the designation of the payee’s account to which payment is to be made is revoked, any such designation made by such holder with respect to this Note of the payee’s account to which payment is to be made shall remain in effect with respect to any future payments with respect to this Note payable to such holder. In any case where the scheduled payment date or maturity date of this Note shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are
_______________________________________________________________________________

1 Note to Draft: Scheduled maturity date to be 5 years following closing.

1

authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close (a “Business Day”), with the same force and effect as if made on the scheduled payment date or maturity date thereof, and no interest shall accrue on the amount of such payment for the period after such date, if such payment is so made.
The “Stated Rate” shall be equal to:
(i)    for each Scheduled Interest Payment Date occurring on or prior to [March 15][August 31], [●]2, a per annum rate equal to [●]%3;
(ii)    for each Scheduled Interest Payment Date occurring after [March 15][August 31], [●]4 but on or prior to [March 15][August 31], [●]5, a per annum rate equal to the sum of (A) (i) [●]%6, less (ii) [●]%7, plus (iii) 1.0% (such amount, the “Base Rate”), plus (B) Three-Month LIBOR; and
(iii)    for each Scheduled Interest Payment Date occurring after [March 15][August 31], [●]8, a per annum rate equal to the sum of (A) the Base Rate, plus (B) (i) 0.50%, multiplied by (ii) the number of consecutive five-year periods (including any partial five-year period) occurring from [March 15][August 31], [●]9 to and including such Scheduled Interest Payment Date, plus (C) Three-Month LIBOR.
_______________________________________________________________________________

2 Note to Draft: First Scheduled Interest Payment Date occurring after the fifth anniversary of the Closing.
3 Note to Draft: Equal to (x) 4.35% plus (y) the 5-year U.S. treasury rate as reported in the Eastern Edition of the Wall Street Journal two Business Days prior to the Closing.
4 Note to Draft: See footnote 2.
5 Note to Draft: First Scheduled Interest Payment Date occurring after the tenth anniversary of the Closing.
6 Note to Draft: Rate set forth in clause (i).
7 Note to Draft: Equal to the 5-year swap rate as reported in [the Eastern Edition of the Wall Street Journal two Business Days prior to the Closing].
8 Note to Draft: See footnote 5.
9 Note to Draft: See footnote 5.

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“Three-Month LIBOR” shall be equal to three-month LIBOR as reported in the Eastern Edition of the Wall Street Journal two Business Days prior to the applicable Scheduled Interest Payment Date.
2.    Payment Restrictions. Notwithstanding anything to the contrary set forth herein, any repayment of principal of or payment of interest on the Notes may be made only with the prior approval of the Insurance Commissioner of the Commonwealth of Pennsylvania (the “Commissioner”). If the Commissioner does not approve the making of any payment or prepayment of principal of or interest on this Note on the scheduled payment date, prepayment date or maturity date thereof, as specified herein, the scheduled payment date, prepayment date or maturity date, as the case may be, shall be extended and such payment, together with interest accrued with respect thereto as contemplated by the following two sentences, shall be made by OneBeacon on the next following Business Day on which OneBeacon shall have the approval of the Commissioner to make such payment together with such interest. Unless approved by the Commissioner, any repayment of interest will only be made out of unassigned surplus. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the Stated Rate. No interest will accrue on any interest with respect to which the scheduled payment date has been extended, during the period of such extension.
3.    Optional Redemption; Prepayment. Subject to the prior approval of the Commissioner and the satisfaction of the other Payment Restrictions, OneBeacon may redeem the Notes in whole or in part at any time or from time to time at a redemption price equal to 100% of the aggregate principal amount plus any accrued and unpaid interest (calculated pursuant to the terms of the Notes) to be redeemed. In addition, subject to the prior approval of the Commissioner and the satisfaction of the other Payment Restrictions, OneBeacon shall redeem this Note in whole or in part (x) on March 15 of each year in an amount, if any, such that, following such prepayment and any concurrent dividend or distribution pursuant to paragraph 5(b)(i), OneBeacon’s “total adjusted capital” (as such term is defined in, and calculated pursuant to, the risk-based capital instructions permitted or prescribed by the insurance laws of the Commonwealth of Pennsylvania) is equal to the product of 2.0 (or such other factor established by the Commissioner) and OneBeacon’s “authorized control level RBC” (as such term is defined in, and calculated pursuant to, the risk-based capital instructions permitted or prescribed by the insurance laws of the Commonwealth of Pennsylvania) or (y) as contemplated by paragraph 5(b)(i).
4.    Subordination. The principal of and interest on this Note shall not be a liability or claim against OneBeacon, or any of its assets, except as provided in Section 322.2 of The Insurance Company Law of 1921, as amended, of the Commonwealth of Pennsylvania (the “Insurance Law”). This Note is subordinated to (x) all other liabilities of OneBeacon and (y) that certain surplus note of OneBeacon issued to the initial holder of this Note concurrently with this Note in the principal amount of $[●].
5.    Covenants. For so long as this Note remains outstanding or any amount remains unpaid on this Note:

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(a)    OneBeacon shall use commercially reasonable efforts to obtain the approval of the Commissioner in accordance with Section 322.2 of the Insurance Law for the payment by OneBeacon of interest on and principal of this Note on the scheduled payment dates, prepayment date or maturity dates thereof, and, in the event any such approval has not been obtained for any such payment or prepayment at or prior to the scheduled payment date, prepayment date or maturity date, as the case may be, to continue to use best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the scheduled payment date, prepayment date or maturity date (excluding any such maturity date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of OneBeacon), OneBeacon will seek the approval of the Commissioner to make each payment or prepayment of interest on and principal of this Note. In addition, OneBeacon shall notify in writing the holder of this Note no later than five Business Days prior to the scheduled payment date for interest, date for the prepayment of principal or the maturity date for principal in the event that the Commissioner has not then approved the making of any such payment on such scheduled payment date, prepayment date or such maturity date, and thereafter, if such payment or prepayment has been approved by the Commissioner, shall promptly notify in writing the holder of this Note of such approval.
(b)    Until the full principal amount of this Note and any interest incurred thereon has been paid to the holder hereof, OneBeacon shall not, without the prior written consent of the holder of this Note:
(i)    make any dividend or distribution to holders of its equity interests or purchase or retire any of its equity interests, unless, concurrently with such dividend or distribution payment, the principal amount of this Note shall be prepaid by an amount equal to the amount of such dividend or distribution payment;
(ii)    create, assume, incur or have outstanding any indebtedness (including purchase money indebtedness), or become liable, whether as endorser, guarantor, surety or otherwise, for any debt or obligation of any other person;
(iii)    cease operations, liquidate, merge, transfer, acquire or consolidate with any entity, or dissolve or transfer or sell assets outside of the ordinary course of business;
(iv)    amend its charter or bylaws in a manner that would adversely affect its corporate existence, material rights (charter and statutory) or material franchises; or
(v)    write, assume or acquire any new business (including through any reinsurance or under existing treaties) other than pursuant to the fronting requirements set forth in Section 5.23 of that certain Stock Purchase Agreement between OneBeacon Insurance Group LLC, Trebuchet US Holdings, Inc. and the other parties thereto, dated October 17, 2012, as amended from time to time.

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6.    Remedies. A holder of this Note may enforce this Note only in the manner set forth below.
(a)    In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of OneBeacon, this Note will upon the obtaining of such order or the granting of such approval immediately mature in full without any action on the part of the holder of this Note, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Note, in no event shall any holder of this Note be entitled to declare this Note to immediately mature or otherwise be immediately payable.
(b)    In the event that the Commissioner approves a payment of any interest on or principal of, or any redemption payment with respect to, this Note, in whole or in part, and OneBeacon fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the holder of this Note. In the event that OneBeacon fails to perform any of its other obligations hereunder, the holder of this Note may pursue any available remedy to enforce the performance of any provision of this Note; provided, however, that such remedy shall in no event include the right to declare this Note immediately payable, and shall in no circumstances be inconsistent with the provisions of applicable law or the Payment Restrictions. A delay or omission by the holder of this Note in exercising any right or remedy accruing as a result of OneBeacon’s failure to perform its obligations hereunder and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by OneBeacon. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.
(c)    Notwithstanding any other provision of this Note, but subject to the laws and regulations of Pennsylvania, the right of any holder of this Note to receive payment of the principal of and interest on this Note on or after the respective scheduled payment date or maturity date, or to bring suit for the enforcement of any such payment on or after such respective scheduled payment date or maturity date, in each case subject to the Payment Restrictions, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.
7.    Entire Agreement; Amendments. This Note represents the entire agreement between the parties with respect to the subject matter hereof. No modification of this Note is effective and no other agreement may modify or supersede the terms of this Note, whether existing on the date of this Note or subsequently entered into, unless the modification or agreement is approved in writing by each of the Commissioner, OneBeacon and the holder of this Note.
8.    Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the conflicts of laws principles of such State.

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9.    Severability. In case any provision in this Note, other than the Payment Restrictions, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
10.    Notices. All notices, requests, claims, demands or other communications under this Note shall be deemed to have been duly given and made if in writing and (a) at the time personally delivered if served by personal delivery upon the party for whom it is intended, (b) at the time received if delivered by registered or certified mail (postage prepaid, return receipt requested) or by a national courier service (delivery of which is confirmed), or (c) upon confirmation if sent by facsimile; in each case to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:
to [●]:
[OneBeacon Insurance Group LLC
601 Carlson Parkway
Minnetonka, MN 55305

Telephone:	(952) 852-6731 (952) 852-6024

Facsimile:	(888) 353-6247 (888) 862-8724

Attention:	Maureen A. Phillips Senior Vice President and General Counsel]

to the Company:
[Armour Group Holdings Limited
Bermuda Commercial Bank Building
3rd Floor, 19 Par-La-Ville Road
Hamilton HM 11
P.O. Box HM 66
Hamilton HM AX
Bermuda
Telephone: +1 (441) 292-9774
Attention: Pauline Richards]
11.    Assignment. This Note may be assigned by [●], in whole or in part, at any time, subject to all the terms and conditions of this Note and specifically paragraph 2. [●] and the Company shall provide the Commissioner with written notice at least thirty (30) days prior to the intended date of the assignment. This Note shall be canceled upon assignment, whether in whole or in part. Concurrently with such cancellation, the Company shall issue new surplus notes in the amount of the outstanding principal balance (a) if cancelled in whole, to the assignee, and (b) if cancelled in part, allocated to each of the assignor and the assignee to reflect such partial assignment, and

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such new surplus notes shall contain the same terms as contained in this Note, as approved by the Commissioner.
12.    No Third Party Beneficiaries. Nothing in this Note, expressed or implied, shall give or be construed to give any person, firm, corporation or other entity; other than the Company and [●] any legal or equitable right, remedy or claim under or in respect to this Note or under any covenant, condition or provision contained herein.
13.    Securities Act Compliance. [●], in consideration of the issuance hereof, represents and warrants that it has been furnished with information sufficient to make an informed decision to make the advance represented by this Note. [●], by acceptance of this Note, acknowledges that this Note has been acquired in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and that the Company is relying, to the extent applicable, upon such representations and warranties.
14.    Successors and Assigns. The covenants, stipulations, promises and agreements contained in this Note shall bind and inure to the benefit of, and shall be enforceable by the Company and [●], and their respective successors and assigns.

[Signature page follows]

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IN WITNESS WHEREOF, ONEBEACON INSURANCE COMPANY has caused this Note to be signed by its duly authorized officer and its corporate seal to be affixed hereto or imprinted hereon.

Dated:	ONEBEACON INSURANCE COMPANY By: _______________________________ Name: Title:

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Exhibit B

Forms of Retained Business Reinsurance Agreement and
Run-Off Business Reinsurance Agreement

[Please see attached]

Exhibit B – Part 1

EXHIBIT 3
FORM OF RETAINED BUSINESS REINSURANCE AGREEMENT

AMENDED AND RESTATED
100% QUOTA SHARE REINSURANCE AGREEMENT (Specialty)

THIS AGREEMENT, dated as of [ ], 2014, by and between ONEBEACON INSURANCE COMPANY, a Pennsylvania corporation (the “Company”), having an address at 601 Carlson Parkway, Suite 600, Minnetonka, MN 55305, and [ATLANTIC SPECIALTY INSURANCE COMPANY, a New York corporation (the “Reinsurer”)]1, having an address at [601 Carlson Parkway, Suite 600, Minnetonka, MN 55305] (this Agreement”), amends and restates in its entirety that certain 100% Quota Share Reinsurance Agreement (Specialty) dated as of [October 1, 2012] by and between the Company and [the Reinsurer]2 (the “Original Agreement”).

RECITALS

This Agreement is being entered into pursuant to Section 2.2 of that certain Stock Purchase Agreement (as amended, the “SPA”), dated October 17, 2012, by and among OneBeacon Insurance Group LLC, Trebuchet US Holdings, Inc., and OneBeacon Insurance Group, Ltd. and Armour Group Holdings Limited (both for the limited purposes set forth in the SPA).

WITNESSETH:

In consideration of the mutual covenants contained herein, the Reinsurer hereby reinsures the Company to the extent and on the terms and conditions hereinafter set forth.

1.    (a)    “Actual Damages” means those amounts awarded to compensate for the actual damages sustained, and not awarded as a penalty, nor fixed in amount by statute;

(b)    “Affiliate” means, with respect to any specified person or entity, any other person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person or entity, provided, however, that neither White Mountains Insurance Group, Ltd. nor any Affiliate of White Mountains Insurance Group, Ltd. shall be deemed to be an Affiliate of the Reinsurer or any person or entity controlled by the Reinsurer other than OneBeacon Insurance Group, Ltd. and any person or entity controlled by OneBeacon Insurance Group, Ltd. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”) with respect to the relationship between or among two (2) or more
_______________________________________________________________________________
1    The Restructuring contemplates that ASIC will be merged into a new Pennsylvania domiciled insurance company, OneBeacon Specialty Insurance Company (“OBSIC”), prior to the Closing Date. In the event that merger (the “ASIC/OBSIC Merger”) is effected prior to the Closing Date, the bracketed language will be replaced by “OneBeacon Specialty Insurance Company, a Pennsylvania corporation and the successor-by-merger to Atlantic Specialty Insurance Company, New York corporation (the “Reinsurer”)”.
2     If the ASIC/OSBIC Merger is effected prior to the Closing Date, the bracketed language will be replaced with “Atlantic Specialty Insurance Company”.

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persons or entities, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity whether through the ownership of voting securities, by contract or otherwise;

(c)    “ASA” means the Administrative Services Agreement (the “ASA”), dated as of the Closing Date, between the Company and the Reinsurer as the administrator;

(d)    “Closing Date” shall have the meaning assigned to such term in the SPA;

(e)    “Extracontractual Damages” means any and all costs, expenses, damages, liabilities or obligations of any kind or nature (including without limitation attorneys fees, consequential and incidental damages, Actual Damages, Punitive and Exemplary Damages, and Statutory Penalties) which arise out of, result from or relate to any act or omission, whether or not in bad faith, intentional, willful, negligent, reckless, careless or otherwise, in connection with a Policy or any of the Liabilities, and which are not contractually covered by the express terms and conditions of such Policy;

(f)    “Liabilities” means any and all liabilities of the Company with respect to the Policies, including reserves for unearned premiums, losses (both reported and incurred but not reported), Extracontractual Damages, any loss in excess of the limits arising under or covered by a Policy, and Loss Adjustment Expenses (both reported and incurred but not reported), and all outstanding underwriting and other expenses, as evidenced by the books and records of the Company, but shall not include separate company liabilities of a non-underwriting or administrative nature which may arise from time to time, including without limitation inter-company balances, liabilities for Federal income taxes, expenses and taxes related to the ownership of real estate, liabilities incurred in connection with investment transactions, or liabilities for dividends to shareholders; provided, however, that Liabilities shall specifically exclude liabilities related to Runoff Policies and Extracontractual Damages arising from any action of the Company following the Effective Date, unless such action was taken at the direction of or with the consent of the Reinsurer or by the Reinsurer on behalf of the Company.

(g)    “Loss Adjustment Expenses” means reasonable and customary out-of-pocket costs and expenses paid by the Company for the investigation, adjustment, litigation (including without limitation reasonable attorneys’ fees) and settlement of claims, as distinguished from the amount of a claimant’s recovery from the Company in connection with such claimant’s Policy, but not including (i) the office expenses of the Company and the salaries and expenses of its employees, or (ii) any costs and expenses paid directly or otherwise covered by the Reinsurer in its capacity as the administrator under the ASA;

(h)     “Policy” means a Specialty Lines contract or policy of insurance issued by, or a reinsurance contract under which Specialty Lines business is assumed by, the Company or one of its Affiliates;

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(i)    “Punitive and Exemplary Damages” means those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute;

(j)    “Runoff Business Reinsurance Agreement” has the meaning ascribed to that term in the SPA;
(k)     “Runoff Business” has the meaning ascribed to that term in the Runoff Business Reinsurance Agreement;
(l)    “Runoff Policies” has the meaning ascribed to the term “Policies” in the Runoff Business Reinsurance Agreement;
(m)    “Specialty Lines” means (i) any industry-segmented business or risk, regardless of size, type or class of business or risk, where the market, industry or program is a clearly defined group of insureds with predominately similar risk characteristics and where the policy forms, marketing, underwriting, claims or loss control functions are designed for the unique characteristics of the market, industry or program, reasonably and in good faith characterized by Company, Reinsurer and their Affiliates as specialty business or risk, together with those commercial coverages necessary to write the entire account, and (ii) any other insurance or reinsurance business of the Company other than the Runoff Business pursuant to Runoff Policies; and
(n)    “Statutory Penalties” are those amounts awarded as a penalty, but are fixed in amount by statute.

All accounting terms used herein and not otherwise defined shall, where the context reasonably allows, have the same meanings as in the Company’s Annual Statements filed with the Pennsylvania Insurance Department.

2.    This Agreement shall be effective as of 12:01 a.m. on the Closing Date (the “Effective Date”), and shall apply to all Policies (a) underwritten or assumed by the Company on or after the Effective Date or (b) outstanding as of the Effective Date and to all such risks thereafter underwritten or assumed by the Company during the continuance of this Agreement.

3.    The Company hereby cedes and transfers to the Reinsurer, and the Reinsurer hereby reinsures and assumes from the Company, all Liabilities incurred under or in connection with all Policies issued by the Company on or prior to the Effective Date.

4.    The Company hereby agrees to cede and transfer to the Reinsurer, and the Reinsurer hereby agrees to reinsure and assume from the Company, automatically from inception, all Liabilities of the Company incurred under or in connection with all Policies issued by it after the Effective Date.

5.    As between the Reinsurer and the Company, the Reinsurer shall have the sole benefit of, and any right to collect all reinsurance recoveries under, any third party reinsurance agreements that provide reinsurance specifically and solely for the Policies;

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provided, however, that the Reinsurer’s liability hereunder shall not be affected by reason of the inability to collect from any third party reinsurer(s), whether specific or general, any amounts that may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise. In the event of any inconsistency between the provisions of this Agreement and the provisions of the SPA with respect to reinsurance with third parties or Shared Reinsurance (as defined in the SPA), the terms of the SPA shall govern.

6.    In consideration of the agreements of the Reinsurer herein contained, the Company hereby agrees to assign and transfer to the Reinsurer an amount in cash or other assets equal to the aggregate of the Company’s Liabilities assumed by the Reinsurer as of the Effective Date.

7.    Administration and Related Matters.

(a)    As of the Effective Date, the Company hereby authorizes and empowers the Reinsurer to collect and receive all premiums; to take charge of, adjust and pay all Liabilities with respect to any and all Policies previously or thereafter issued by the Company; to obtain reinsurance (in the Reinsurer’s own name and for its own account) with respect to the Policies; and in all respects to act as though said Policies were issued by the Reinsurer. The Company also authorizes and empowers the Reinsurer to perform, and the Reinsurer hereby agrees to perform, on behalf of the Company various services necessary in connection with administration of the Policies, including, without limitation, policy development, marketing, underwriting, policy administration, loss settlement, accounting, maintenance of books and records, and data processing (in each case solely with respect to the Policies and not generally for the Company). Coincident with the exercise by the Reinsurer of the authority granted hereunder either in whole or in part, the Reinsurer agrees to pay, all Liabilities for the Policies and all of the Company’s underwriting, administrative and other expenses related to the Specialty Lines business. The provisions of this Section 7 shall be subject to the ASA, and in the event of any conflict between the terms of this Agreement and the ASA, the terms of the ASA shall govern. For the avoidance of doubt, Section 20.10 of the ASA regarding subcontracting shall apply to administrative services to be provided pursuant to the ASA.

(b)    Except as directed by the Reinsurer or as performed by the Reinsurer acting on behalf of the Company in the Reinsurer’s capacity as the Administrator under the ASA, the Company, on its own initiative, shall not change the terms or conditions of any Policy. If the Liabilities under any of the Policies are changed (A) because of changes made on or after the Effective Date in the terms and conditions of the Policies effected by the Reinsurer acting pursuant to the ASA or (B) by reason of the requirements of any governmental authority or otherwise required by applicable law, the Reinsurer will share proportionately, on a 100% quota share basis, in such changes, and the Company and the Reinsurer will make all appropriate adjustments to amounts due each other under this Agreement. With respect to any change required by reason of the requirement of any governmental authority or otherwise required by applicable law, the Company shall, to the extent practicable, prior to the effectiveness of any such change, promptly notify the Reinsurer of such proposed change and afford the Reinsurer (at the Reinsurer’s sole cost

4

and expense) the opportunity, to the extent practicable, to object to such change under applicable administrative procedures (both formal and informal).

8.    The Company hereby sells, transfers and assigns, and the Reinsurer hereby purchases, all right, title and interest of the Company in and to assets relating to the Specialty Lines business, including but not limited to its agents’ balances, uncollected premiums, premium notes receivable, amounts due for inspection services and other functions relating to underwriting operations, and any other underwriting assets and fixed assets that may relate to the Policies existing or arising after the Effective Date as mutually agreed by the Company and the Reinsurer.

9.    It is agreed that the obligations of either party under this Agreement and the ASA to transfer cash or other assets to the other party may be offset by the reciprocal obligations of the other party so that only net amounts shall be required to be transferred.

10.    The conditions of the reinsurance under this Agreement shall in all cases be identical with the conditions of the Policies and their resulting obligations.

11.    Except as otherwise required by the context of this Agreement, the amounts of all payments due under this Agreement shall be determined on the basis of the Company’s Annual Statements filed with the Pennsylvania Insurance Department.

12.    All collections and payments of any kind under this Agreement shall be settled between the parties no later than sixty (60) days following the close of each calendar quarter, in accordance with the ASA.

13.    This Agreement shall remain in effect until the natural expiry of all obligations of the Company under the Policies and until all obligations of the Company and the Reinsurer hereunder have been discharged in full.

14.    The reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the Policies reinsured without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a Policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding; and during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as hereinbefore in this paragraph provided except (a) where the Policy specifically provides another payee of such reinsurance in the event of the insolvency of the Company and (b) where the Reinsurer with the consent of the direct insured or insureds has assumed such

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Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

15.    Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party hereto without the prior written consent of all other parties hereto. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

16.    Any provision of this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party hereto against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

17.    This Agreement constitutes the entire agreement between the parties with respect to the business being reinsured hereunder, and there are no understandings between the parties other than as expressed in this Agreement.

18.    Credit for Reinsurance. The Reinsurer acknowledges that the Company’s ability to obtain full credit on its statutory financial statements for the reinsurance provided by this Agreement is an essential and material part of this transaction, failing which this Agreement will not fulfill its intended purpose. The Reinsurer shall promptly notify the Company of any event or change or condition that is reasonably likely to result in the Reinsurer ceasing to be authorized to engage in the business of insurance or reinsurance in the Company’s state of domicile. In the event that Reinsurer ceases to be so authorized, it shall immediately, but in any case within fifteen (15) days after ceasing to be authorized, take such steps as are necessary to (a) restore such license and authority, (b) become accredited as a reinsurer in the Company’s state of domicile, or (c) establish a qualified trust fund or provide a letter of credit, in each case, such that the Company shall be able to obtain full credit on its statutory financial statements for the reinsurance provided by this Agreement in the Company’s state of domicile.

19.    Arbitration. (a) The parties hereto agree to act in all things with the highest good faith. However, in the event the parties hereto cannot mutually resolve a dispute or claim which arises out of, or in connection with this Agreement, the parties hereto agree that the dispute or claim shall be submitted to binding arbitration, regardless of the insolvency, bankruptcy, rehabilitation or liquidation of either party, unless the conservator, receiver, liquidator, or statutory successor is specifically exempted from an arbitration proceeding by applicable state law. Any arbitration shall be based upon the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes dated September 2009 (the “Procedures”) -- Regular Panel Version, and as supplemented or limited by this Section 19. In the event of any conflict between the Procedures and this Section, this Section, and not the Procedures, will control.

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(b)    Notice. Either party may initiate arbitration by providing written notification to the other party. Such written notice shall contain a brief statement of the issue(s), the failure on behalf of the parties to reach amicable agreement and the date of demand for arbitration. The party to which the notice is sent will respond to the notification in writing, within ten (10) days of its receipt. Any notice provided by either party under this provision shall be given as provided in Section 20.

(c)    Panel. The arbitration panel (the “Panel”) shall consist of three disinterested arbitrators, one to be appointed by the Company, one to be appointed by the Reinsurer and the third to be appointed by the two party-appointed arbitrators. The third arbitrator shall serve as the umpire, who shall be neutral. The arbitrators and umpire shall be persons who are current or former officers or executives of a property and casualty insurer or reinsurer, other than the parties or their Affiliates or subsidiaries, with more than ten (10) years property and casualty insurance experience. The arbitrators will regard this Agreement from the standpoint of practical business and equitable principles rather than that of strict law.

(d)    Procedure.

(i)    Within thirty (30) days of the commencement of the arbitration proceeding, each party shall provide the other party with the identification of its party-appointed arbitrator, and his or her address (including telephone, fax and e-mail information), a copy of the arbitrator’s curriculum vitae and a completed Procedures Candidate Questionnaire, as provided for in the Procedures. If either party fails to appoint an arbitrator within that thirty (30) day period, the non-defaulting party will appoint an arbitrator to act as the party-appointed arbitrator for the defaulting party. The two party-appointed arbitrators shall seek to reach agreement on an umpire as soon as practical but no later than thirty (30) days after the appointment of the second arbitrator. The party-appointed arbitrators may consult, in confidence, with the party who appointed them concerning the appointment of the umpire.

(ii)    Where the two party-appointed arbitrators have failed to reach agreement on an umpire within thirty (30) days, as specified in subsection (i) of this subsection (d), an umpire shall be selected in accordance with Section 6.7 of the Procedures from potential umpires selected by each party from the Certified Umpire List maintained by ARIAS (US). The expense of the appointment of the umpire shall be borne equally by each party to this Agreement.

(iii)    The Panel may, in its sole discretion, make orders and directions as it considers to be necessary for the final determination of the matters in dispute. Such orders and directions may be necessary with regard to pleadings, discovery, inspection of documents, examination of witnesses and any other matters relating to the conduct of the arbitration. The Panel will have the widest discretion permissible under the law and practice of the place of arbitration when making such orders or directions.

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(iv)    The Panel will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the property and casualty insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law; there will be no appeal from their decision, and should either party fail to comply with the decision of the arbitrators, the other party shall have the right to seek and receive the assistance of any court having jurisdiction of the subject matter to enforce the decision of the arbitrators by having the arbitrators’ decision reduced to judgment.

(e)    Place of Arbitration. The arbitration shall take place in New York, New York and shall commence no later than ninety (90) days after the appointment of the umpire.

(f)    Venue. The federal and state courts of the State of New York sitting in New York County shall have exclusive jurisdiction over any and all court proceedings that either party may initiate to compel arbitration or to enforce or confirm an arbitration award, each party hereby submitting to the personal jurisdiction thereof, and the parties agree not to raise the objection that such courts are not a convenient forum.

(g)    Arbitration Panel Decision. The decision of the Panel shall be in writing and delivered to the parties promptly following the close of the arbitration proceedings, and shall be final and binding on the parties.

(h)    Arbitration Costs. Each party shall bear the expense of its own arbitration, including its arbitrator and outside attorney fees, and jointly and equally bear with the other party the expenses of the umpire. Any remaining costs of the arbitration shall be determined by the Panel, which may take into account the law and practice of the place of arbitration.

20.    Notices. All notices, requests, claims, demands or other communications hereunder shall be deemed to have been duly given and made if in writing and (a) at the time personally delivered if served by personal delivery upon the party for whom it is intended, (b) at the time received if delivered by registered or certified mail (postage prepaid, return receipt requested) or by a national courier service (delivery of which is confirmed), or (c) upon confirmation if sent by facsimile; in each case to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

to the Reinsurer:

[ ]
[ ]
[ ]
Telephone: [ ]
Facsimile: [ ]
Attention: [ ]

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with a copy (which shall not constitute notice to Reinsurer for the purposes of this Section 20) to:

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606
Telephone: (312) 782-0600
Facsimile: (312) 701-7711
Attention:     Edward S. Best

to the Company:

[●]
[●]
[●]
Telephone:    [●]
Facsimile:     [●]
Attention:     [●]

with a copy (which shall not constitute notice to the Company for the purposes of this Section 20) to:

Edwards Wildman Palmer LLP
750 Lexington Avenue
New York, NY 10022
Telephone:     (212) 912-2789
Facsimile:     (212) 308-4844
Attention:     Nick Pearson

21.    Governing Law. This Agreement and its enforcement will be governed by, and interpreted in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state without regard to the conflicts of law provisions thereof.

22.    Reports; Access to Records. All reporting for the reinsurance provided under this Agreement and access to records relating thereto shall be provided in accordance with the ASA.

23.    Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found by a court or other governmental authority of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. If any provision of this Agreement is so

9

broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

24.    Survival. Notwithstanding the provisions of Section 13, Sections 9, 12, 13 through 17 and 19 through 24 shall survive the termination or expiration of this Agreement.

25.    Errors and Omissions. Inadvertent delays, errors or omissions made by either the Company or the Reinsurer in connection with this Agreement or any transaction hereunder shall not relieve the other party from any liability which would have attached to such parties had such delay, error or omission not occurred, provided that such error or omission is rectified as soon as possible after discovery, and provided further that the party making such error or omission or is otherwise responsible for such delay shall be responsible for any additional liability which attaches as a result.

26.    Counterparts. This Agreement may be executed in any number of counterparts, which may be facsimile or email counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

[signature page follows]

10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

ONEBEACON INSURANCE COMPANY

Attest	By

Secretary

[ATLANTIC SPECIALTY INSURANCE COMPANY][3]

Attest	By

Secretary

_______________________________________________________________________________

3    If the ASIC/OSBIC Merger is effected prior to the Closing Date, the bracketed language will be replaced by “ONEBEACON SPECIALTY INSURANCE COMPANY”.

Exhibit B – Part 2

EXHIBIT 6
FORM OF RUN-OFF BUSINESS REINSURANCE AGREEMENT

AMENDED AND RESTATED
100% QUOTA SHARE REINSURANCE AGREEMENT (Runoff)

THIS AGREEMENT, dated as of [ ], 2014, by and between [ATLANTIC SPECIALTY INSURANCE COMPANY, a New York corporation (the “Company”)]1, having an address at 601 Carlson Parkway, Suite 600, Minnetonka, MN 55305, and ONEBEACON INSURANCE COMPANY, a Pennsylvania corporation (the “Reinsurer”), having an address at [601 Carlson Parkway, Suite 600, Minnetonka, MN 55305] (this Agreement”), amends and restates in its entirety that certain 100% Quota Share Reinsurance Agreement (Specialty) dated as of [October 1, 2012] by and between [the Company]2 and the Reinsurer (the “Original Agreement”).

RECITALS

This Agreement is being entered into pursuant to Section 2.2 of that certain Stock Purchase Agreement (as amended, the “SPA”), dated October 17, 2012, by and among OneBeacon Insurance Group LLC, Trebuchet US Holdings, Inc., and OneBeacon Insurance Group, Ltd. and Armour Group Holdings Limited (both for the limited purposes set forth in the SPA).

WITNESSETH:

In consideration of the mutual covenants contained herein, the Reinsurer hereby reinsures the Company to the extent and on the terms and conditions hereinafter set forth.

1.    (a)    “Actual Damages” means those amounts awarded to compensate for the actual damages sustained, and not awarded as a penalty, nor fixed in amount by statute;

(b)    “Affiliate” means, with respect to any specified person or entity, any other person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person or entity, provided, however, that neither White Mountains Insurance Group, Ltd. nor any Affiliate of White Mountains Insurance Group, Ltd. shall be deemed to be an Affiliate of the Company or any person or entity controlled by the Company other than OneBeacon Insurance Group, Ltd. and any person or entity controlled by OneBeacon Insurance Group, Ltd. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”) with respect to the relationship between or among two (2) or more persons or entities, means the possession, directly or indirectly, of the power to direct or
_______________________________________________________________________________

1     The Restructuring contemplates that ASIC will be merged into a new Pennsylvania domiciled insurance company, OneBeacon Specialty Insurance Company (“OBSIC”), prior to the Closing Date. In the event that merger (the “ASIC/OBSIC Merger”) is effected prior to the Closing Date, the bracketed language will be replaced by “OneBeacon Specialty Insurance Company, a Pennsylvania corporation and the successor-by-merger to Atlantic Specialty Insurance Company, New York corporation (the “Company”)”.
2     If the ASIC/OSBIC Merger is effected prior to the Closing Date, the bracketed language will be replaced with “Atlantic Specialty Insurance Company”.

cause the direction of the management and policies of a person or entity whether through the ownership of voting securities, by contract or otherwise;

(c)    “ASA” means the Administrative Services Agreement (the “ASA”), dated as of the Closing Date, between the Company and the Reinsurer as the administrator;

(d)    “Closing Date” shall have the meaning assigned to such term in the SPA;

(e)    “Extracontractual Damages” means any and all costs, expenses, damages, liabilities or obligations of any kind or nature (including without limitation attorneys fees, consequential and incidental damages, Actual Damages, Punitive and Exemplary Damages, and Statutory Penalties) which arise out of, result from or relate to any act or omission, whether or not in bad faith, intentional, willful, negligent, reckless, careless or otherwise, in connection with a Policy or any of the Liabilities, and which are not contractually covered by the express terms and conditions of such Policy;

(f)    “Liabilities” means any and all liabilities of the Company with respect to the Policies, including reserves for unearned premiums, losses (both reported and incurred but not reported), Extracontractual Damages (to the extent arising from an act or omission to act of the Reinsurer hereunder or under the ASA on or after the Closing Date), any loss in excess of the limits arising under or covered by a Policy, and Loss Adjustment Expenses (both reported and incurred but not reported), and all outstanding underwriting and other expenses, as evidenced by the books and records of the Company, but shall not include separate company liabilities of a non-underwriting or administrative nature which may arise from time to time, including without limitation inter-company balances, liabilities for Federal income taxes, expenses and taxes related to the ownership of real estate, liabilities incurred in connection with investment transactions, or liabilities for dividends to shareholders; provided, however, that Liabilities shall specifically exclude liabilities related to Specialty Lines business and Extracontractual Damages arising from any action of the Company following the Effective Date, unless such action was taken at the direction of or with the consent of the Reinsurer or by the Reinsurer on behalf of the Company.

(g)    “Loss Adjustment Expenses” means reasonable and customary out-of-pocket costs and expenses paid by the Company for the investigation, adjustment, litigation (including without limitation reasonable attorneys’ fees) and settlement of claims, as distinguished from the amount of a claimant's recovery from the Company in connection with such claimant’s Policy, but not including (i) the office expenses of the Company and the salaries and expenses of its employees, or (ii) any costs and expenses paid directly or otherwise covered by the Reinsurer in its capacity as the administrator under the ASA;

(h)     “Policy” means (a) a Runoff Business contract or policy of insurance issued by, or a reinsurance contract under which Runoff Business is assumed by, the Company or one of its Affiliates on or prior to December 31, 2011, which is reflected in the Pro Forma Balance Sheet (as defined in the SPA), and (b) a Runoff Business contract or policy of insurance issued by, or a reinsurance contract under which Runoff Business is assumed by, the Company or one of its Affiliates following December 31, 2011 but on or prior to the Closing Date that is listed on Schedule I attached hereto;

(i)    “Punitive and Exemplary Damages” means those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute;

(j)     “Runoff Business” means the business of the Company identified as run-off business which consists primarily of non-specialty commercial lines business as well as national accounts, certain specialty programs and regional agency business transferred to Liberty Mutual Insurance Group and other business identified by the Company as run-off;
(k)    “Specialty Lines” means (i) any industry-segmented business or risk, regardless of size, type or class of business or risk, where the market, industry or program is a clearly defined group of insureds with predominately similar risk characteristics and where the policy forms, marketing, underwriting, claims or loss control functions are designed for the unique characteristics of the market, industry or program, reasonably and in good faith characterized by Company, Reinsurer and their Affiliates as specialty business or risk, together with those commercial coverages necessary to write the entire account, and (ii) any other insurance or reinsurance business of the Company other than the Runoff Business pursuant to Policies; and
(l)    “Statutory Penalties” are those amounts awarded as a penalty, but are fixed in amount by statute.

All accounting terms used herein and not otherwise defined shall, where the context reasonably allows, have the same meanings as in the Company's Annual Statements filed with the New York Department of Financial Services.

2.    This Agreement shall be effective as of 12:01 a.m. on the Closing Date (the “Effective Date”), and shall apply to all insurance risks of every nature whatsoever under the Policies.

3.    The Company hereby cedes and transfers to the Reinsurer, and the Reinsurer hereby reinsures and assumes from the Company, all Liabilities incurred under or in connection with the Policies.

4.    [Intentionally Omitted].

5.    As between the Reinsurer and the Company, the Reinsurer shall have the sole benefit of, and any right to collect all reinsurance recoveries under, any third party reinsurance agreements that provide reinsurance specifically and solely for the Policies; provided, however, that the Reinsurer’s liability hereunder shall not be affected by reason of the inability to collect from any third party reinsurer(s), whether specific or general, any amounts that may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise. In the event of any inconsistency between the provisions of this Agreement and the provisions of the SPA with respect to reinsurance with third parties or Shared Reinsurance (as defined in the SPA), the terms of the SPA shall govern.

6.    In consideration of the agreements of the Reinsurer herein contained, the Company hereby agrees to assign and transfer to the Reinsurer an amount in cash or other assets equal to the aggregate of the Company's Liabilities assumed by the Reinsurer as of the Effective Date.

7.    Administration and Related Matters.

(a)    As of the Effective Date, the Company hereby authorizes and empowers the Reinsurer to collect and receive all premiums; to take charge of, adjust and pay all Liabilities with respect to the Policies; to obtain reinsurance (in the Reinsurer’s own name and for its own account) with respect to the Policies; and in all respects to act as though the Policies were issued by the Reinsurer. The Company also authorizes and empowers the Reinsurer to perform, and the Reinsurer hereby agrees to perform on behalf of the Company, various services necessary in connection with the administration of the Policies, including, without limitation, policy administration, loss settlement, accounting, maintenance of books and records, and data processing (in each case solely with respect to the Policies and not generally for the Company). Coincident with the exercise by the Reinsurer of the authority granted hereunder either in whole or in part, the Reinsurer agrees to pay, in the first instance, all Liabilities for the Policies. The provisions of this Section 7 shall be subject to the ASA, and in the event of any conflict between the terms of this Agreement and the ASA, the terms of the ASA shall govern. For the avoidance of doubt, Section 20.10 of the ASA regarding subcontracting shall apply to administrative services to be provided pursuant to the ASA.

(b)    Except as directed by the Reinsurer or as performed by the Reinsurer acting on behalf of the Company in the Reinsurer’s capacity as the Administrator under the ASA, the Company, on its own initiative, shall not change the terms or conditions of any Policy. If the Liabilities under any of the Policies are changed (A) because of changes made on or after the Effective Date in the terms and conditions of the Policies effected by the Reinsurer acting pursuant to the ASA or (B) by reason of the requirements of any governmental authority or otherwise required by applicable law, the Reinsurer will share proportionately, on a 100% quota share basis, in such changes, and the Company and the Reinsurer will make all appropriate adjustments to amounts due each other under this Agreement. With respect to any change required by reason of the requirement of any governmental authority or otherwise required by applicable law, the Company shall, to the extent practicable, prior to the effectiveness of any such change, promptly notify the Reinsurer of such proposed change and afford the Reinsurer (at the Reinsurer’s sole cost and expense) the opportunity, to the extent practicable, to object to such change under applicable administrative procedures (both formal and informal).

8.    The Company hereby sells, transfers and assigns, and the Reinsurer hereby purchases, all right, title and interest of the Company in and to assets relating to the Runoff Business, including but not limited to its agents’ balances, uncollected premiums, premium notes receivable, amounts due for inspection services and other functions relating to underwriting operations, and any other underwriting assets and fixed assets that may relate to the Policies existing on or arising after the Effective Date as mutually agreed by the Company and the Reinsurer.

9.    It is agreed that the obligations of either party under this Agreement and the ASA to transfer cash or other assets to the other party may be offset by the reciprocal obligations of the other party so that only net amounts shall be required to be transferred.

10.    The conditions of the reinsurance under this Agreement shall in all cases be identical with the conditions of the Policies and their resulting obligations.

11.    Except as otherwise required by the context of this Agreement, the amounts of all payments due under this Agreement shall be determined on the basis of the Company's Annual Statements filed with its domiciliary insurance regulator.

12.    All collections and payments of any kind under this Agreement shall be settled between the parties no later than sixty (60) days following the close of each calendar quarter, in accordance with the ASA.

13.    This Agreement shall remain in effect until the natural expiry of all obligations of the Company under the Policies and until all obligations of the Company and the Reinsurer hereunder have been discharged in full.

14.    The reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the Policies reinsured without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a Policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding; and during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as hereinbefore in this paragraph provided except (a) where the Policy specifically provides another payee of such reinsurance in the event of the insolvency of the Company and (b) where the Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

15.    Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party hereto without the prior written consent of all other parties hereto. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

16.    Any provision of this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party hereto against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

17.    This Agreement constitutes the entire agreement between the parties with respect to the business being reinsured hereunder, and there are no understandings between the parties other than as expressed in this Agreement.

18.    Credit for Reinsurance. The Reinsurer acknowledges that the Company’s ability to obtain full credit on its statutory financial statements for the reinsurance provided by this Agreement is an essential and material part of this transaction, failing which this Agreement will not fulfill its intended purpose. The Reinsurer shall promptly notify the Company of any event or change or condition that is reasonably likely to result in the Reinsurer ceasing to be authorized to engage in the business of insurance or reinsurance in the Company’s state of domicile. In the event that Reinsurer ceases to be so authorized, it shall immediately, but in any case within fifteen (15) days after ceasing to be authorized, take such steps as are necessary to (a) restore such license and authority, (b) become accredited as a reinsurer in the Company’s state of domicile, or (c) establish a qualified trust fund or provide a letter of credit, in each case, such that the Company shall be able to obtain full credit on its statutory financial statements for the reinsurance provided by this Agreement in the Company’s state of domicile.

19.    Arbitration. (a) The parties hereto agree to act in all things with the highest good faith. However, in the event the parties hereto cannot mutually resolve a dispute or claim which arises out of, or in connection with this Agreement, the parties hereto agree that the dispute or claim shall be submitted to binding arbitration, regardless of the insolvency, bankruptcy, rehabilitation or liquidation of either party, unless the conservator, receiver, liquidator, or statutory successor is specifically exempted from an arbitration proceeding by applicable state law. Any arbitration shall be based upon the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes dated September 2009 (the “Procedures”) -- Regular Panel Version, and as supplemented or limited by this Section 19. In the event of any conflict between the Procedures and this Section, this Section, and not the Procedures, will control.

(b)    Notice. Either party may initiate arbitration by providing written notification to the other party. Such written notice shall contain a brief statement of the issue(s), the failure on behalf of the parties to reach amicable agreement and the date of demand for arbitration. The party to which the notice is sent will respond to the notification in writing, within ten (10) days of its receipt. Any notice provided by either party under this provision shall be given as provided in Section 20.

(c)    Panel. The arbitration panel (the “Panel”) shall consist of three disinterested arbitrators, one to be appointed by the Company, one to be appointed by the Reinsurer and the third to be appointed by the two party-appointed arbitrators. The third arbitrator shall serve as the umpire, who shall be neutral. The arbitrators and umpire shall be persons who are current or former officers or executives of a property and casualty insurer or reinsurer, other than the parties or their Affiliates or subsidiaries, with more than ten (10) years property and casualty insurance experience. The arbitrators will regard this Agreement from the standpoint of practical business and equitable principles rather than that of strict law.

(d)    Procedure.

(i)    Within thirty (30) days of the commencement of the arbitration proceeding, each party shall provide the other party with the identification of its party-appointed arbitrator, and his or her address (including telephone, fax and e-mail information), a copy of the arbitrator’s curriculum vitae and a completed Procedures Candidate Questionnaire, as provided for in the Procedures. If either party fails to appoint an arbitrator within that thirty (30) day period, the non-defaulting party will appoint an arbitrator to act as the party-appointed arbitrator for the defaulting party. The two party-appointed arbitrators shall seek to reach agreement on an umpire as soon as practical but no later than thirty (30) days after the appointment of the second arbitrator. The party-appointed arbitrators may consult, in confidence, with the party who appointed them concerning the appointment of the umpire.

(ii)    Where the two party-appointed arbitrators have failed to reach agreement on an umpire within thirty (30) days, as specified in subsection (i) of this subsection (d), an umpire shall be selected in accordance with Section 6.7 of the Procedures from potential umpires selected by each party from the Certified Umpire List maintained by ARIAS (US). The expense of the appointment of the umpire shall be borne equally by each party to this Agreement.

(iii)    The Panel may, in its sole discretion, make orders and directions as it considers to be necessary for the final determination of the matters in dispute. Such orders and directions may be necessary with regard to pleadings, discovery, inspection of documents, examination of witnesses and any other matters relating to the conduct of the arbitration. The Panel will have the widest discretion permissible under the law and practice of the place of arbitration when making such orders or directions.

(iv)    The Panel will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the property and casualty insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law; there will be no appeal from their decision, and should either party fail to comply with the decision of the arbitrators, the other party shall have the right to seek and receive the assistance of any court having jurisdiction of the subject matter to enforce the decision of the arbitrators by having the arbitrators’ decision reduced to judgment.

(e)    Place of Arbitration. The arbitration shall take place in New York, New York and shall commence no later than ninety (90) days after the appointment of the umpire.

(f)    Venue. The federal and state courts of the State of New York sitting in New York County shall have exclusive jurisdiction over any and all court proceedings that either party may initiate to compel arbitration or to enforce or confirm an arbitration award, each party hereby submitting to the personal jurisdiction thereof, and the parties agree not to raise the objection that such courts are not a convenient forum.

(g)    Arbitration Panel Decision. The decision of the Panel shall be in writing and delivered to the parties promptly following the close of the arbitration proceedings, and shall be final and binding on the parties.

(h)    Arbitration Costs. Each party shall bear the expense of its own arbitration, including its arbitrator and outside attorney fees, and jointly and equally bear with the other party the expenses of the umpire. Any remaining costs of the arbitration shall be determined by the Panel, which may take into account the law and practice of the place of arbitration.

20.    Notices. All notices, requests, claims, demands or other communications hereunder shall be deemed to have been duly given and made if in writing and (a) at the time personally delivered if served by personal delivery upon the party for whom it is intended, (b) at the time received if delivered by registered or certified mail (postage prepaid, return receipt requested) or by a national courier service (delivery of which is confirmed), or (c) upon confirmation if sent by facsimile; in each case to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

to the Reinsurer:

[ ]
[ ]
[ ]
Telephone: [ ]
Facsimile: [ ]
Attention: [ ]

with a copy (which shall not constitute notice to Reinsurer for the purposes of this Section 20) to:

Edwards Wildman Palmer LLP
750 Lexington Avenue
New York, NY 10022
Telephone:     (212) 912-2789
Facsimile:     (212) 308-4844
Attention:     Nick Pearson

to the Company:

[●]
[●]

[●]
Telephone:    [●]
Facsimile:     [●]
Attention:     [●]

with a copy (which shall not constitute notice to the Company for the purposes of this Section 20) to:

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606
Telephone: (312) 782-0600
Facsimile: (312) 701-7711
Attention:     Edward S. Best

21.    Governing Law. This Agreement and its enforcement will be governed by, and interpreted in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state without regard to the conflicts of law provisions thereof.

22.    Reports; Access to Records. All reporting for the reinsurance provided under this Agreement and access to records relating thereto shall be provided in accordance with the ASA.

23.    Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found by a court or other governmental authority of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

24.    Survival. Notwithstanding the provisions of Section 13, Sections 9, 12, 13 through 17 and 19 through 24 shall survive the termination or expiration of this Agreement.

25.    Errors and Omissions. Inadvertent delays, errors or omissions made by either the Company or the Reinsurer in connection with this Agreement or any transaction hereunder shall not relieve the other party from any liability which would have attached to such parties had such delay, error or omission not occurred, provided that such error or omission is rectified as soon as possible after discovery, and provided further that the party making such error or omission or is otherwise responsible for such delay shall be responsible for any additional liability which attaches as a result.

26.    Counterparts. This Agreement may be executed in any number of counterparts, which may be facsimile or email counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

ONEBEACON INSURANCE COMPANY

Attest	By

Secretary

[ATLANTIC SPECIALTY INSURANCE COMPANY][3]

Attest	By

Secretary

_______________________________________________________________________________

3     If the ASIC/OSBIC Merger is effected prior to the Closing Date, the bracketed language will be replaced by “ONEBEACON SPECIALTY INSURANCE COMPANY”.

SCHEDULE I

Runoff Policies issued following 12/31/11